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EXHIBIT 99.2     PRO FORMA FINANCIAL INFORMATION



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

UNION FINANCIAL BANCSHARES, INC.
SCCB BANCSHARES, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
STATEMENT OF FINANCIAL CONDITION
AT SEPTEMBER 30, 1999

                                                 UNION FINANCIAL            SCCB              PRO FORMA       PRO FORMA
ASSETS                                           BANCSHARES, INC.      BANCSHARES, INC.       ADJUSTMENT      COMBINED
                                                -----------------     ----------------       -----------     ------------
                                                           (DOLLARS IN THOUSANDS,EXCEPT PER SHARE AMOUNTS)
Cash                                            $      3,149          $       297            $       0       $    3,446
Short term interest-bearing deposits                   2,421                1,407                    0            3,828
                                                -----------------     ----------------       -----------     ------------
Total cash and cash equivalents                        5,570                1,704                    0            7,274
                                                -----------------     ----------------       -----------     ------------
Investment and mortgage-backed securities:
  Held to maturity                                     5,586                2,711                    0            8,297
  Available for sale                                  27,335                   66                    0           27,401
                                                -----------------     ----------------       -----------     ------------
Total investment and mortgage-backed securities       32,921                2,777                    0           35,698
Loans receivable:
  Real estate mortgage loans held for sale               216                    0                    0              216
  Real estate mortgage loans held for investment     125,305               38,666                    0          163,971
  Other loans                                         24,716                1,190                    0           25,906
  Less allowance for loan losses                        (836)                (291)                   0           (1,127)
                                                -----------------     ----------------       -----------     ------------
Total loans receivable, net                          149,401               39,565                    0          188,966
Office properties and equipment, net                   4,524                  501                    0            5,025
Federal Home Loan Bank Stock, at cost                  2,050                  330                    0            2,380
Accrued interest receivable                            1,574                  338                    0            1,912
Excess of cost over fair value of net
  assets acquired and other intangibles                    0                    0                1,545            1,545
Mortgage servicing rights                              3,842                    0                    0            3,842
Other real estate owned                                    0                  121                    0              121
Other assets                                           5,412                   97                 (528)           4,981
                                                -----------------     ----------------       -----------     ------------
TOTAL ASSETS                                    $    205,294          $    45,433            $   1,017       $  251,744
                                                =================     ================       ===========     ============

LIABILITIES

Deposit accounts                                $    142,624          $    35,864            $       0       $  178,488
Advances from the Federal Home Loan Bank
   and other borrowings                               46,503                    0                3,582           50,085
Accrued interest on deposits                             226                  306                    0              532
Advances from borrowers for taxes and insurance          548                   41                    0              589
Other liabilities                                        655                  185                  472            1,312
                                                -----------------     ----------------       -----------     ------------
TOTAL LIABILITIES                                    190,556               36,396                4,054          231,006
                                                -----------------     ----------------       -----------     ------------
SHAREHOLDERS' EQUITY

Serial preferred stock, no par value,
  authorized - 500,000 shares, issued
  and outstanding - None                                   0                    0                    0                0
Common stock - $0.01 par value,
  authorized - 2,500,000 shares,
   issued and outstanding - 1,357,214 shares              14                    8                    0               22
Additional paid-in capital                             5,484                2,619                3,037            5,066
Accumulated other comprehensive income                (1,779)                   5                    0           (1,774)
Retained earnings, substantially restricted           11,019                6,934                    0           17,953
Unallocated common-stock held by ESOP                      0                 (337)                   0             (337)
Unamortized Management Retention Plan Shares               0                 (192)                   0             (192)
                                                -----------------     ----------------       -----------     ------------
TOTAL SHAREHOLDERS' EQUITY                            14,738                9,037                3,037           20,738
                                                -----------------     ----------------       -----------     ------------

TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                         $    205,294          $    45,433            $  (1,017)      $  251,744
                                                =================     ================       ===========     ============






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

UNION FINANCIAL BANCSHARES, INC.
SCCB BANCSHARES, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
STATEMENT OF INCOME
TWELVE MONTHS ENDED SEPTEMBER 30, 1999

                                                 UNION FINANCIAL            SCCB              PRO FORMA       PRO FORMA
                                                 BANCSHARES, INC.      BANCSHARES, INC.       ADJUSTMENT      COMBINED
                                                -----------------     ----------------       -----------     ------------
                                                               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
Interest Income:
  Loans                                         $     11,420            $     3,077          $      57       $     14,554
  Deposits and federal funds sold                         83                    170                  0                253
  Mortgage-backed securities                           1,466                      2                  0              1,468
  Interest and dividends on
   investment securities                               1,077                    177                  0              1,254
                                                -----------------     ----------------       -----------     ------------
Total Interest Income                                 14,046                  3,426                 57             17,529
                                                -----------------     ----------------       -----------     ------------
Interest Expense:
  Deposit accounts                                     5,706                  1,664                  0              7,370
  Advances from the FHLB and other borrowings          1,992                      0                  0              1,992
                                                -----------------     ----------------       -----------     ------------
Total Interest Expense                                 7,698                  1,664                  0              9,362
                                                -----------------     ----------------       -----------     ------------
Net Interest Income                                    6,348                  1,762                 57              8,167
  Provision for loan losses                              105                      0                  0                105
                                               -----------------     ----------------       -----------     -------------
Net Interest Income After
   Provision for Loan Losses                           6,243                  1,762                 57              8,062
                                                -----------------     ----------------       -----------     ------------
Non Interest Income:
  Fees for financial services                            905                    106                  0              1,011
  Loan servicing fees                                    (64)                     0                  0                (64)
  Gains (losses) on sale of investment and
   mortgage-backed securities available for sale           9                      0                  0                  9
  Gains (losses) on sale of loans                        342                      0                  0                342
                                                -----------------     ----------------       -----------     ------------
Total Non Interest Income                              1,192                    106                  0              1,298
                                                -----------------     ----------------       -----------     ------------
Non Interest Expense:
  Compensation and employee benefits                   2,368                    656                  0              3,024
  Occupancy and equipment                              1,133                    102                  0              1,235
  Deposit insurance premiums                              77                     22                  0                 99
  Professional services                                  275                      0                  0                275
  Real estate operations                                  10                      0                  0                 10
  Other                                                  951                    388                103              1,442
                                                -----------------     ----------------       -----------     ------------
Total Non Interest Expense                             4,814                  1,168                103              6,085
                                                -----------------     ----------------       -----------     ------------
Income Before Income Taxes                             2,621                    700                (46)             3,275
Income tax expense                                       945                    277                (16)             1,206
                                                -----------------     ----------------       -----------     ------------
Net Income                                      $      1,676          $         423          $     (30)      $      2,069
                                                =================     ================       ===========     ============
Basic Net Income Per Common Share               $       1.26          $        0.80          $    0.09       $       1.10
                                                =================     ================       ===========     =============
Diluted Net Income Per Common Share             $       1.19          $        0.79          $    0.09       $       1.05
                                                =================     ================       ===========     =============
Weighted Average Number of
   Common Shares Outstanding

Basic                                              1,328,305                531,000            520,380          1,848,685

Diluted                                            1,414,121                537,000            526,260          1,940,381

See "Notes to Unaudited Proforma Condensed Combined Consolidated Financial Statements."

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                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                   COMBINED CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1. BASIS OF PRESENTATION

    The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the merger been consummated at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined company. The merger was completed on 11/12/99.

     Under generally accepted accounting principles, the transaction will be accounted for under the purchase method of accounting. Certain reclassifications have been included in the unaudited pro forma condensed combined balance sheet and unaudited pro forma condensed combined statements of income to conform presentation.

Assumptions relating to the pro forma adjustments set forth in the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements are summarized as follows:

Estimated fair values for the assets and liabilities of SCCB were obtained as follows:

Cash and short-term instruments - The carrying amounts of cash and short-term
-------------------------------
instruments approximate their fair value.

Available for sale securities - Fair values for securities are based on quoted
-----------------------------
market prices.

Loans - Fair values for loans held for investment and other loans are estimated
-----
by segregating the portfolio by type of loan and discounting scheduled cash flows using interest rates currently being offered for loans with similar terms, reduced by an estimate of credit losses inherent in the portfolio. A prepayment assumption is used as an estimate of the portion of loans that will be repaid prior to their scheduled maturity.

Federal Home Loan Bank stock - No ready market exists for this stock and it has
----------------------------
no quoted market value. However, redemption of this stock has historically been at par value. Accordingly, the carrying amount is deemed to be a reasonable estimate of fair value.

Office properties and equipment - Fair values were obtained by recent informal
-------------------------------
appraisals of the assets containing the most significant values relative to total value.

Deposits - The fair values for demand deposits are equal to the amounts payable
--------
on demand at the reporting date (i.e., their stated amounts). The fair value of certificates of deposit are estimated by discounting the amounts payable at the certificate rates using the rates currently offered for deposits of similar remaining maturities.

Other assets and other liabilities - Since these financial instruments will
----------------------------------
typically be received or paid within three months, the carrying amounts of such instruments are deemed to be a reasonable estimate


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of fair value.

The resulting net discount on loans, for purposes of these pro forma financial statements, is being amortized to interest income on a straight-line basis over 8 years or the estimated life of the loans. The actual discount will be amortized to interest income to produce a constant yield to maturity. The resulting goodwill is being amortized into non interest expense on a straight-line basis over 15 years.



NOTE 2. THE COST TO ACQUIRE SCCB HAS BEEN ALLOCATED AS DESCRIBED IN THE TABLE BELOW (in thousands):

Value of Union Financial common stock issued to acquire SCCB common stock (assumes 537,031 shares of SCCB common stock
multiplied by .98 and the price per share of $10.68, the average market value of Union Financial common stock for the 25 trading day period ending three days before the
announcement of the merger agreement)....................................$ 5,621

Cash payment to SCCB shareholders at $6.67 per share for the
537,031 shares outstanding ................................................3,582

Acquisition - related costs..................................................143

Transaction costs incurred by Union Financial and SCCB.......................856
                                                                             ---

Total costs.............................................................$ 10,202
                                                                        --------


NOTE 3. PURCHASE ACCOUNTING ADJUSTMENTS RECORDED FOR THE SCCB
TRANSACTION WERE AS FOLLOWS (in thousands):

SCCB net assets at September 30, 1999....................................$ 9,037

   Adjustment to SCCB's statement of financial condition:

   Summation of activity at SCCB from October 1, 1999 - November 12, 1999..(186)

   Elimination of unearned compensation due to the termination of
   SCCB's ESOP and MRP plans, net of income taxes............................194
                                                                             ---

   Adjusted net assets acquired at November 12, 1999.....................$ 8,657
                                                                         -------


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NOTE 4. EXCESS OF COST OVER BOOK VALUE OF NET ASSETS ACQUIRED FOR THE MERGER WAS
CALCULATED AS FOLLOWS (in thousands):

Total cost .............................................................$ 10,202

Net assets acquired .......................................................8,657
                                                                           -----

Total excess of cost over book value of net assets acquired generated from the merger......................................................$1,545
                                                                          ------

The excess of cost over the book value of net assets acquired of $1,545 was allocated to assets and liabilities on a pro-rata basis after estimating market value as described in Note 1:

Loans held for investment..................................................$ 472

Goodwill ..................................................................1,073
                                                                           -----

Total....................................................................$ 1,545
                                                                         -------

For purposes of the pro-forma financial statements discounts on loans are amortized by the straight-line method over 8 years, Goodwill is amortized by the straight-line method over 15 years.



NOTE 5. PRO FORMA ADJUSTMENTS WERE CALCULATED FOR THE MERGER
AS FOLLOWS (in thousands):

                                                                For the fiscal
                                                                  year ended
                                                              September 30, 1999
                                                              ------------------


Amortization of discount on loans (8.2 years)(interest income) ..........($57)

Amortization of Goodwill (15 years)(non interest expense).................103
                                                                          ---

Total adjustments ........................................................$ 46
                                                                            --

NOTE 6. Basic earnings per share is calculated by dividing net income by the weighted average number of common shares outstanding over the period. Diluted earnings per common share is calculated using the same method as basic earnings per common share, but reflects potential dilution of common stock equivalents. Basic and diluted weighted average number of common stock and common stock equivalents utilized for the calculation of earnings per share for the periods presented were calculated using Union Financial's historical weighted average common stock and common stock equivalents, plus 532,136 shares of common stock when diluted to assume the maximum number of shares of Union Financial common stock that could be issued to SCCB shareholders under the terms

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of the merger.

NOTE 7. The following table summarizes the estimated impact of the amortization of the purchase accounting adjustments made in connection with the merger on Union Financial's results of operations:


                 Projected future             Amortized
             amounts for the fiscal       and Net Decrease
                  years ended                In Income
         September 30, (in thousands)       Before Taxes
         ----------------------------       ------------


      2000                                     $46
      2001                                      46
      2002                                      46
      2003                                      46
      2004                                      46
      2005 and thereafter                      843




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